[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).

Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.30(c)

THIRD OMNUBUS AMENDMENT TO SIGNATORY AGREEMENTS

THIS THIRD OMNIBUS AMENDMENT TO SIGNATORY AGREEMENTS (this “Amendment”) is entered into as of the last date set forth on the signature page hereto, by and among Frontier Airlines Holdings, Inc. (“Holdings”), Frontier Airlines, Inc. (“Frontier” and together with Holdings, “Carrier”), U.S. Bank National Association, a national banking organization, (“U.S. Bank”), U.S. Bank National Association acting through its Canadian branch, (“U.S. Bank Canada”), and Elavon Canada Company (“Elavon Canada,” and together with U.S. Bank and U.S. Bank Canada, the “Members” and each a “Member”), Carrier and the Members shall be collectively referred to as the “Parties” and individually each a “Party”.

RECITALS

A. Carrier and U.S. Bank are parties to an Amended and Restated Signatory Agreement (U.S. Transactions) dated as of November 5, 2013 (as the same has been amended and supplemented from time to time, the “U.S. Agreement”) pursuant to which U.S. Bank processes certain payments made to Carrier in the United States using Cards ( as such term is defined in the U.S. Agreement) bearing the servicemark of Visa U.S.A., Inc., MasterCard International Incorporated or an EFT Network.

B. Carrier, U.S. Bank Canada and Elavon Canada are parties to an Amended and Restated Signatory Agreement (Canadian Transactions) dated as of November 5, 2013 (as the same has been amended and supplemented from time to time, the “Canadian Agreement” and together with the U.S. Agreement, the “Processing Agreements”) pursuant to which U.S. Bank Canada processes certain payments made to Carrier in Canada using Cards bearing the servicemark of Visa U.S.A., Inc., VISA International Inc. or an EFT Network and Elavon Canada processes certain payments made to Carrier in Canada using Cards bearing the servicemark of MasterCard International Incorporated.

C. Carrier and each Member desire to modify certain of the terms set forth in the Processing Agreements and have therefore agreed to enter into this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the applicable Processing Agreement, unless the context shall otherwise require.

2. Amendments.

(a) Term. Section 10 of the Signatory Agreement to each Processing Agreement is amended and restated in its entirety to read as follows:

Section 10. Term. This Agreement shall become effective as of the Effective Date and continue in effect until May 1, 2020 (unless earlier terminated pursuant to Section 15 of the MTOS), and shall automatically renew for successive terms of one year thereafter unless either party provides written notice to the other no later than forty five (45) days prior to the end of the then current term of its determination to terminate this Agreement, in which case the Agreement shall terminate as of the expiration of the then current term.

(b) Fee Schedule. The Fee Schedule attached to each Processing Agreement is amended and restated in its entirety in the form attached hereto as Exhibit A.

(c) Exposure Protection. The definition of “Required Amount” in the Exposure Protection Schedule attached to each Processing Agreement is amended and restated in its entirety to read as follows:

Required Amount – The amount of the Aggregate Protection to be maintained under this Agreement which shall be equal to:

(a)	so long as no General Triggering Event or Performance Triggering Event has occurred and is continuing, the Required Amount shall be [***].

(b)	if a Performance Triggering Event has occurred and no General Triggering Event has occurred, the Required Amount shall be determined based upon the chart set forth below

Unrestricted Cash Amount based upon monthly reporting	Required Amount as a Percentage of Gross Exposure
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

(c)	during the continuance of any General Triggering Event, the Required Amount shall be equal to [***].

3. Representations and Warranties of Carrier. Carrier hereby represents and warrants to Members that on and as of the date hereof and after giving effect to this Amendment:

(a) Carrier has the power and legal right and authority to enter into this Amendment and has duly authorized as appropriate the execution and delivery of this Amendment and none of the agreements contained herein contravene or constitute a default under any agreement, instrument or indenture to which Carrier is a party or a signatory or a provision of Carrier’s organizational documents or, to the best of Carrier’s knowledge, any other agreement or requirement of law, or result in the imposition of any lien on any of its property under any agreement binding on or applicable to Carrier or any of its property except, if any, in favor of Members.

(b) Carrier is duly organized and in good standing under the laws of the jurisdiction of its organization and is qualified to do business in each jurisdiction where the nature of its activities or the character of its properties makes such qualification necessary or desirable and the failure to so qualify would have a material adverse effect on the assets or operations of a Carrier.

(c) Upon the effective date of this Amendment, this Amendment and the Processing Agreement, as modified hereby, will constitute the legal, valid and binding obligations of Carrier enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally, and to the exercise of judicial discretion in accordance with general principles of equity.

4. Representations and Warranties of Members. Each Member represents and warrants to Carrier that (i) it has full and complete power and authority to enter into and perform under this Amendment, (ii) it has obtained, and there remain in effect, all necessary licenses, resolutions and filings which are necessary for it to perform its obligations under this Amendment and (iii) upon the effective date of this Amendment, this Amendment and the applicable Processing Agreement, as supplemented and amended hereby, will constitute the legal, valid and binding obligations of the Member enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally, and to the exercise of judicial discretion in accordance with general principles of equity.

5. Ratification of Processing Agreement; Acknowledgment. Except as expressly modified under this Amendment, all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of Carrier and Members, respectively, under the applicable Processing Agreement are hereby ratified by Carrier and Members, respectively. All references contained in the applicable Processing Agreement and the Schedules thereto to “Agreement” shall mean the Processing Agreement as supplemented and amended hereby.

6. Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto, and supersedes and has merged into it all prior oral and written agreements, on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.

7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Minnesota.

8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which counterparts of this Amendment when taken together, shall constitute one and the same instrument.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and attested to by their duly authorized officers as of the day and year written.

FRONTIER AIRLINES HOLDINGS, INC.		FRONTIER AIRLINES, INC.

By:	/s/ Barry Biffle	By:	/s/ Barry Biffle

Name:	Barry Biffle	Name:	Barry Biffle

Title:	President and CEO	Title:	President and CEO

Date:	April 16, 2018	Date:	April 16, 2018

U.S. BANK NATIONAL ASSOCIATION		U.S. BANK NATIONAL ASSOCIATION, acting through its Canadian branch

By:	/s/ Brett L. Turner	By:	/s/ Brett L. Turner

Name:	Brett L Turner	Name:	Brett L Turner

Title:	Its Authorized Representative	Title:	Its Authorized Representative

Date:	5/1/2018	Date:	5/1/2018

ELAVON CANADA COMPANY

By:	/s/ Brett L. Turner

Name:	Brett L Turner

Title:	Its Authorized Representative

Date:	5/1/2018

[Signature Page to Third Omnibus Amendment]

EXHIBIT A

FEE SCHEDULE